                                                                   EXHIBIT 10.11


                       eGAIN COMMUNICATIONS CORPORATION

                     2000 NON-MANAGEMENT STOCK OPTION PLAN

                        (Effective as of July 14, 2000)

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
SECTION 1. PURPOSE......................................................   1

SECTION 2. DEFINITIONS..................................................   1

     (a) "Board of Directors"...........................................   1
          ------------------
     (b) "Code".........................................................   1
          ----
     (c) "Committee"....................................................   1
          ---------
     (d) "Company"......................................................   1
          -------
     (e) "Disability"...................................................   1
          ----------
     (f) "Employee".....................................................   1
          --------
     (g) "Exercise Price"...............................................   2
          --------------
     (h) "Fair Market Value"............................................   2
          -----------------
     (i) "ISO"..........................................................   2
          ---
     (j) "Nonstatutory Option"..........................................   2
          -------------------
     (k) "Offeree"......................................................   3
          -------
     (l) "Option".......................................................   3
          ------
     (m) "Optionee".....................................................   3
          --------
     (n) "Plan".........................................................   3
          ----
     (o) "Purchase Price"...............................................   3
          --------------
     (p) "Service"......................................................   3
          -------
     (q) "Share"........................................................   3
          -----
     (r) "Stock"........................................................   3
          -----
     (s) "Stock Option Agreement".......................................   3
          ----------------------
     (t) "Stock Purchase Agreement".....................................   3
          ------------------------
     (u) "Subsidiary"...................................................   3
          ----------

SECTION 3. ADMINISTRATION...............................................   4

     (a) Committee Membership...........................................   4
         --------------------
     (b) Committee Procedures...........................................   4
         --------------------
     (c) Committee Responsibilities.....................................   4
         --------------------------
     (d) Financial Reports..............................................   5
         -----------------

SECTION 4. ELIGIBILITY..................................................   6

     (a) General Rule...................................................   6
         ------------

SECTION 5. STOCK SUBJECT TO PLAN........................................   6

     (a) Basic Limitation...............................................   6
         ----------------
     (b) Additional Shares..............................................   6
         -----------------

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES......................   6

     (a) Stock Purchase Agreement.......................................   6
         ------------------------
     (b) Duration of Offers and Nontransferability of Rights............   7
         ---------------------------------------------------

     (c) Purchase Price.................................................   7
         --------------
     (d) Withholding Taxes..............................................   7
         -----------------
     (e) Restrictions on Transfer of Shares.............................   7
         ----------------------------------

SECTION 7. TERMS AND CONDITIONS OF OPTIONS..............................   8

     (a) Stock Option Agreement.........................................   8
         ----------------------
     (b) Number of Shares...............................................   8
         ----------------
     (c) Exercise Price.................................................   8
         --------------
     (d) Withholding Taxes..............................................   8
         -----------------
     (e) Exercisability.................................................   8
         --------------
     (f) Term...........................................................   9
         ----
     (g) Nontransferability.............................................   9
         ------------------
     (h) Exercise of Options on Termination of Service..................   9
         ---------------------------------------------
     (i) No Rights as a Stockholder.....................................   9
         --------------------------
     (j) Modification, Extension and Assumption of Options..............   9
         -------------------------------------------------
     (k) Restrictions on Transfer of Shares.............................  10
         ----------------------------------

SECTION 8. PAYMENT FOR SHARES...........................................  10

     (a) General Rule...................................................  10
         ------------
     (b) Surrender of Stock.............................................  10
         ------------------
     (c) Promissory Notes...............................................  10
         ----------------
     (d) Cashless Exercise..............................................  11
         -----------------

SECTION 9. ADJUSTMENT OF SHARES.........................................  11

     (a) General........................................................  11
         -------
     (b) Reorganizations................................................  11
         ---------------
     (c) Reservation of Rights..........................................  11
         ---------------------

SECTION 10. LEGAL REQUIREMENTS..........................................  12

SECTION 11. NO EMPLOYMENT RIGHTS........................................  12

SECTION 12. DURATION AND AMENDMENTS.....................................  12

     (a) Term of the Plan...............................................  12
         ----------------
     (b) Right to Amend or Terminate the Plan...........................  13
         ------------------------------------
     (c) Effect of Amendment or Termination ............................  13
         -------------------------------------

SECTION 13. TAX CONSEQUENCES............................................  13

     (a) Exercising the Option..........................................  13
         ---------------------
     (b) Disposition of Shares..........................................  14
         ---------------------

SECTION 14. EXECUTION...................................................  14

                        eGAIN COMMUNICATIONS CORPORATION

                     2000 NON-MANAGEMENT STOCK OPTION PLAN

                        (Effective as of July 14, 2000)

SECTION 1.  PURPOSE.
-------------------

     The purpose of this Non-Management Stock Option Plan is to offer selected employees, advisors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan provides for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan only include Nonstatutory Options.

SECTION 2.  DEFINITIONS.
-----------------------

     (a)    "Board of Directors" shall mean the Board of Directors of the
             ------------------
Company, as constituted from time to time.

     (b)    "Code" shall mean the Internal Revenue Code of 1986, as amended.
             ----

     (c)    "Committee" shall mean a committee consisting of members of the
             ---------
Board of Directors that is appointed by the Board of Directors. If no Committee has been appointed, the entire Board of Directors shall constitute the Committee.

     (d)    "Company" shall mean eGain Communications Corporation, a Delaware
             -------
corporation.

     (e)    "Disability" shall means that an Optionee is unable to engage in any
             ----------
substantial gainful activity by reason of any medically determinable physical or mental impairment.

     (f)    "Employee" shall mean (i) any individual who is a common-law
             --------
employee of the Company or of a Subsidiary, or (ii) an advisor or consultant who performs services for the Company or a Subsidiary. An officer or director of the Company is not an Employee for purposes of the Plan.

     (g)    "Exercise Price" shall mean the amount for which one Share may be
             --------------
purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

     (h)    "Fair Market Value" shall mean the determination of the market price
             -----------------
of Shares of the Company's Stock made by the Board, which in all cases shall be conclusive and binding on all persons in accordance with the following guidelines:

            (i) If the Shares are traded over-the-counter on the Valuation Date but are not traded on the Nasdaq Stock Market or the Nasdaq National Market System, the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for the Valuation Date by the principal automated inter-dealer quotation system on which the Shares are quoted or, if the Shares are not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

            (ii) If the Shares are traded over-the-counter on the Valuation Date and are traded on the Nasdaq Stock Market or the Nasdaq National Market System, the Fair Market Value shall be equal to the last-transaction price quoted for the Valuation Date by the Nasdaq Stock Market or the Nasdaq National Market;

            (iii) If the Shares are traded on a stock exchange on the Valuation Date, the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for the Valuation Date; and

            (iv) If none of the foregoing provisions is applicable, the Fair Market Value shall be determined by the Board in good faith on such basis as it deems appropriate. Such determination shall be conclusive and binding on all persons.

     (i)    "ISO" shall mean an employee incentive stock option described in
             ---
Code section 422(b).

     (j)    "Nonstatutory Option" shall mean an employee stock option that is
             -------------------
not an ISO.

     (k)    "Offeree" shall mean an individual to whom the Committee has offered
             -------
the right to acquire Shares (other than upon exercise of an Option).

     (l)    "Option" shall mean a Nonstatutory Option granted under the Plan and
             ------
entitling the holder to purchase Shares.

     (m)    "Optionee" shall mean an individual who holds an Option.
             --------

     (n)    "Plan" shall mean this eGain Communications Corporation 2000 Non-
             ----
Management Stock Option Plan.

     (o)    "Purchase Price" shall mean the consideration for which one Share
             --------------
may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

     (p)    "Service" shall mean service as an Employee.
             -------

     (q)    "Share" shall mean one share of Stock, as adjusted in accordance
             -----
with Section 9, if applicable.

     (r)    "Stock" shall mean the common stock of the Company.
             -----

     (s)    "Stock Option Agreement" shall mean the agreement between the
             ----------------------
Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

     (t)    "Stock Purchase Agreement" shall mean the agreement between the
             ------------------------
Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

     (u)    "Subsidiary" shall mean any corporation, of which the Company and/or
             ----------
one or more other Subsidiaries own not less than fifty percent (50%) of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

SECTION 3.  ADMINISTRATION.
--------------------------

     (a)    Committee Membership.  The Plan shall be administered by the
            --------------------
Committee, which shall consist of members of the Board of Directors. The members of the Committee shall be appointed by the Board of Directors.

     (b)    Committee Procedures.  The Board of Directors shall designate one of
            --------------------
the members of the Committee as chairperson. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

     (c)    Committee Responsibilities.  Subject to the provisions of the Plan,
            --------------------------
the Committee shall have full authority and discretion to take the following actions:

            (i)    To interpret the Plan and to apply its provisions;

            (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

            (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

            (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

            (v)    To select Offerees and Optionees;

            (vi) To determine the number of Shares to be awarded or offered for sale or to be made subject to each Option;

            (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price and vesting of the award, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

            (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price and vesting of the Option.

            (ix) To amend any outstanding Stock Purchase or Stock Option Agreement; provided, however, that the rights and obligations under any Stock Purchase or Stock Option Agreement shall not be materially altered or impaired adversely by any such amendment, except with the consent of the Optionee or Offeree;

            (x) To determine the disposition of an Option or other right to acquire Shares in the event of an Optionee's or Offeree's divorce or dissolution of marriage;

            (xi) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan and any Stock Purchase or Stock Option Agreement; and

            (xii) To take any other actions deemed necessary or advisable for the administration of the Plan.

     All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option or any other right to acquire Shares under the Plan.

     (d)    Financial Reports.  To the extent required by applicable law, and
            -----------------
not less often than annually, the Company shall furnish to Optionees and Offerees Company summary financial information including a balance sheet regarding the Company's financial condition and results of operations, unless such Optionees or Offerees have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.

SECTION 4.  ELIGIBILITY.
-----------------------

     (a)    General Rule.  Only Employees shall be eligible for designation as
            ------------
Optionees or Offerees by the Committee.

SECTION 5.  STOCK SUBJECT TO PLAN.
---------------------------------

     (a)    Basic Limitation.  Shares offered under the Plan shall be authorized
            ----------------
but unissued Shares, or issued Shares that have been reacquired by the Company. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed two million (2,000,000) Shares, subject to adjustment pursuant to Section 9. The number of Shares which are subject to Options or other rights to acquire Shares outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. During the term of the Plan, the Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b)    Additional Shares.  In the event that any outstanding Option or
            -----------------
other right to acquire Shares for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan.

SECTION 6.  TERMS AND CONDITIONS OF AWARDS OR SALES.
---------------------------------------------------

     (a)    Stock Purchase Agreement.  Each award or sale of Shares under the
            ------------------------
Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     (b)   Duration of Offers and Nontransferability of Rights.  Any right to
           ---------------------------------------------------
acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within the number of days specified by the Committee and communicated to the Offeree by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

     (c)    Purchase Price.  To the extent required by applicable law, the
            --------------
Purchase Price of Shares to be offered under the Plan shall not be less than eighty-five percent (85%) of the Fair Market Value of such Shares. Subject to the preceding sentence, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 8 or in the form of services previously rendered to the Company.

     (d)    Withholding Taxes.  As a condition to the purchase of Shares, the
            -----------------
Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such purchase.

     (e)   Restrictions on Transfer of Shares.  No Shares awarded or sold under
           ----------------------------------
the Plan may be sold or otherwise transferred or disposed of by the Offeree during the one hundred eighty (180) day period following the effective date of a registration statement covering securities of the Company filed under the Securities Act of 1933. Subject to the preceding sentence, any Shares awarded or sold under the Plan shall be subject to such special conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7.  TERMS AND CONDITIONS OF OPTIONS.
-------------------------------------------

     (a)    Stock Option Agreement.  Each grant of an Option under the Plan
            ----------------------
shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b)    Number of Shares.  Each Stock Option Agreement shall specify the
            ----------------
number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9.

     (c)    Exercise Price.  Each Stock Option Agreement shall specify the
            --------------
Exercise Price. The Exercise Price of an Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

     (d)    Withholding Taxes.  As a condition to the exercise of an Option, the
            -----------------
Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

     (e)    Exercisability.  Each Stock Option Agreement shall specify the date
            --------------
when all or any installment of the Option is to become exercisable. In addition, the vesting of any Option shall be determined by the Committee in its sole discretion.

     (f)    Term.  The Stock Option Agreement shall specify the term of the
            ----
Option. The term shall not exceed ten (10) years from the date of grant. Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

     (g)    Nontransferability.  No Option shall be transferable by the Optionee
            ------------------
other than by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by him or by his guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (h)   Exercise of Options on Termination of Service.  Each Stock Option
           ---------------------------------------------
Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment.

     (i)    No Rights as a Stockholder.  An Optionee, or a transferee of an
            --------------------------
Optionee, shall have no rights as a stockholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares.

     (j)   Modification, Extension and Assumption of Options.  Within the
           -------------------------------------------------
limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price.

     (k)   Restrictions on Transfer of Shares.  No Shares issued upon exercise
           ----------------------------------
of an Option may be sold or otherwise transferred or disposed of by the Optionee during the one hundred eighty (180) day period following the effective date of a registration statement covering securities of the Company filed under the Securities Act of 1933. Subject to the preceding sentence, any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

SECTION 8.  PAYMENT FOR SHARES.
------------------------------

     (a)    General Rule.  The entire Exercise Price of Shares issued under the
            ------------
Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Subsections (b), (c) and (d) below.

     (b)    Surrender of Stock.  To the extent that a Stock Option Agreement so
            ------------------
provides, payment may be made all or in part with Shares which have already been owned by the Optionee or the Optionee's representative for any time period specified by the Committee and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

     (c)    Promissory Notes.  To the extent that a Stock Option Agreement so
            ----------------
provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee. The interest rate and other terms and conditions of such note shall be determined by the Committee. The Committee may require that the Optionee pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee until such note is paid in full.

     (d)    Cashless Exercise.  To the extent that a Stock Option Agreement so
            -----------------
provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

SECTION 9.  ADJUSTMENT OF SHARES.
--------------------------------

     (a)    General.  In the event of a subdivision of the outstanding Stock, a
            -------
declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments in one or more of
(i) the number of Shares available for future grants of Options or other rights to acquire Shares under Section 5, (ii) the number of Shares covered by each outstanding Option or other right to acquire Shares or (iii) the Exercise Price of each outstanding Option or the Purchase Price of each other right to acquire Shares.

     (b)    Reorganizations.  In the event that the Company is a party to a
            ---------------
merger or reorganization, outstanding Options or other rights to acquire Shares shall be subject to the agreement of merger or reorganization.

     (c)    Reservation of Rights.  Except as provided in this Section 9, an
            ---------------------
Optionee or Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend, or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an

Option, or the number or Purchase Price of shares subject to any other right to acquire Shares. The grant of an Option or other right to acquire Shares pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10.  LEGAL REQUIREMENTS.
-------------------------------

     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.

SECTION 11.  NO EMPLOYMENT RIGHTS.
---------------------------------

     No provision of the Plan, nor any Option granted or other right to acquire Shares awarded under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 12.  DURATION AND AMENDMENTS.
------------------------------------

     (a)    Term of the Plan.  The Plan, as set forth herein, shall become
            ----------------
effective on the date of its adoption by the Board of Directors. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b)   Right to Amend or Terminate the Plan.  The Board of Directors may
           ------------------------------------
amend the Plan at any time and from time to time. Rights and obligations under any Option granted or other right to acquire Shares awarded before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the Optionee or Offeree. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

     (c)   Effect of Amendment or Termination.  No Shares shall be issued or
           ----------------------------------
sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or Option previously granted under the Plan.

SECTION 13.  TAX CONSEQUENCES
-----------------------------

     Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. This summary is necessarily
                                           ---------------------------
incomplete, and the tax laws and regulations are subject to change.  The
------------------------------------------------------------------------
optionee should consult a tax adviser before exercising this option or disposing
--------------------------------------------------------------------------------
of the shares.
--------------

     (a)    Exercising the Option.  The Optionee may incur regular federal
            ---------------------
income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

     (b)    Disposition of Shares.  If the Optionee holds NSO Shares for at
            ---------------------
least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

SECTION 14.  EXECUTION.
----------------------

     To record the adoption of the Plan by the Board of Directors as of July 14, 2000, the Company has caused its authorized officer to execute the same.

                              eGAIN COMMUNICATIONS CORPORATION



                              By /s/   Ashutosh Roy
                                 ------------------------------------

                              Title    Chief Executive Officer
                                   ----------------------------------